NEITHER THIS NOTE, NOR THE COMMON STOCK INTO WHICH IT MAY BE CONVERTED, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES ACT, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE 1933 ACT. NEITHER, THIS NOTE, NOR THE COMMON STOCK INTO WHICH IT MAY BE CONVERTED, MAY BE TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED UNLESS REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT NO VIOLATION OF THE REGISTRATION PROVISIONS OF THE 1933 ACT, OR APPLICABLE STATE SECURITIES LAWS, SHALL RESULT FROM THE PROPOSED TRANSFER.

                       MURDOCK COMMUNICATIONS CORPORATION

                                CONVERTIBLE NOTE
                                due May 29, 2003


$__________     May  29,  2000
     Cedar  Rapids,  Iowa

          FOR VALUE RECEIVED, the undersigned, MURDOCK COMMUNICATIONS CORPORATION, an Iowa corporation (the "Company"), hereby promises to pay to the order of ___________________________________ or its registered permitted assigns (the "Holder"), the principal sum of __________________________ Dollars ($___________) on May 29, 2003, together with interest (computed on the basis of a 360-day year of twelve 30 day months) on the unpaid principal at a rate of 12% per annum, from the date hereof until this Note is paid in full. Accrued interest on this Note shall be payable at maturity. If any payment on this Note becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          This Note is one of the Notes of the Company described in the Offering Circular of the Company dated May 10, 2000.

          1.     Payments.  Payments  of  principal of and interest on this Note
                 --------
shall be mailed and addressed to the Holder hereof at the address shown on the register maintained by the Company for such purpose in lawful money of the United States of America. Payments under this Note shall be deemed made three business days after deposit of such payments in the U.S. mail postpaid.

          2.     Conversion.
                 ----------

               (a) At any time and from time to time prior to the payment in full of the principal amount of this Note, the Holder may, subject to the terms of this Note, convert all or any portion of the then outstanding principal of this Note, together with any accrued but unpaid interest thereon, into such whole number of shares (the "Shares") of the Company's no par value common stock (the "Stock"), as is obtained by dividing the outstanding principal amount of the Note (or the portion of the outstanding principal amount of the Note being converted), together with any accrued but unpaid interest thereon, by the Conversion Price (as defined below). Such conversion shall be effective upon the receipt by the Company of (i) written notice of conversion specifying the principal amount of the Note, together with any accrued but unpaid interest thereon, to be converted and (ii) this Note. Promptly upon the effectiveness of the conversion, the Company will issue and deliver to the Holder duly executed certificates for fully paid and nonassessable shares of the Stock representing the number of Shares to which the Holder is entitled pursuant to such conversion (bearing such legends as are deemed appropriate under applicable state and federal securities laws in the opinion of counsel to the Company).

               (b) If, at any time, the Holder is converting less than the full amount due under this Note, the Company shall issue to the Holder a replacement Note for the amount due under this Note less the amount converted.

               (c) Upon the Holder's surrender of the Note to be converted from time to time, the rights of the Holder of the Note being converted shall cease with respect to that portion of the Note being converted except for the right to receive Shares and accrued but unpaid interest and a replacement Note in accordance herewith, and the Holder shall be treated for all purposes as having become the record holder of such Shares at such time.

               (d) For purposes of this Note, the "Conversion Price" shall be an amount equal to $3.03 per Share, as adjusted from time to time pursuant to paragraphs (e), (f) and (g) below.

               (e) In the event the Company should at any time or from time to time after the date of issuance of this Note fix a record date for the effectuation of a split or subdivision of the outstanding shares of Stock or the holders of Stock entitled to receive a dividend or other distribution payable in additional shares of Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Stock (the "Stock Equivalents") without payment of any consideration by such holder for the additional shares of Stock or Stock Equivalents (including the additional shares of Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Stock issuable upon conversion of this Note shall be increased in proportion to such increase of the outstanding shares of Stock. Notwithstanding anything herein to the contrary, the Conversion Price of this Note will not be adjusted with respect to any dividend on any shares of the Company's preferred stock paid in the form of Stock.

               (f) If the number of shares of Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Stock, a reverse stock split or similar transaction, then, following the record date of such transaction, the Conversion Price for this Note will be appropriately increased so that the number of shares of Stock issuable in conversion of this Note will be decreased in proportion to the decrease in outstanding shares of Stock.

               (g) Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets to another person or entity which is effected in such a way that holders of Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or assets with respect to or in exchange for Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provisions to insure that the Holder will thereafter have the right to acquire and receive, in lieu of or in addition to (depending on whether holders of Stock will retain or relinquish their Stock as part of such Organic Change) the Shares immediately theretofore acquirable and receivable upon the conversion of this Note, such shares of stock, securities, cash or assets as such Holder would have received in connection with such Organic Change if such Holder had converted this Note to Shares immediately prior to such Organic Change. In addition, the Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from the consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the Holder), the obligation to deliver to each such Holder such shares of stock, securities, cash or assets as, in accordance with the foregoing provision, such Holder may be entitled to acquire.

               (h) Immediately upon any adjustment of the Conversion Price and any change in the rights of the Holder by reason of the events set forth in paragraphs (e), (f) or (g), then and in each such case, the Company will promptly cause its chief financial officer to deliver to the Holder a certificate stating the adjusted Conversion Price, or specifying the other shares of stock, securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will also give written notice to the Holder within five days after the Company's board of directors authorizes (a) any dividend or distribution upon Stock, (b) any pro rata subscription offer to holders of Stock or (c) any Organic Change or any dissolution, liquidation or winding-up of the Company; provided, however, that such notice shall in any event be not less than ten days before any record date of the Stock with respect to such transaction or event.

               (i) In connection with the conversion of this Note, no fractions of Shares shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the current market price per share of Stock on the day on which the Note is deemed to have been converted. The good faith determination of the current market price per share of Stock by the Company's Board of Directors shall be conclusive.

          3.     Redemption.       This  Note is subject to redemption, in whole
                 ----------
or in part, at the option of the Company upon not less than 20 nor more than 60 days' prior written notice to the Holder. Such notice shall specify the redemption date and provide instructions to the Holder regarding the surrender of this Note for redemption and the payment of the redemption price. The Company may redeem all or part of this Note at a redemption price equal to 100% of the outstanding principal amount being redeemed, together with accrued and unpaid interest, to the redemption date. This Note (or the portion thereof) for whose redemption and payment provision is made shall cease to bear interest from and after the redemption date. If, at any time, the Company is redeeming less than the full principal amount of this Note, the Company shall issue to the Holder a replacement Note, for the principal amount of this Note outstanding less the principal amount redeemed. Notwithstanding the foregoing, the Holder may elect to convert this Note into Shares pursuant to Section 2 above by delivering a notice of conversion prior to the redemption date.

          4.     Cancellation  of  Note.  After  all amounts due under this Note
                 ----------------------
have been paid in full, this Note will be surrendered to the Company for cancellation and will not be reissued.

          5.     Reservation  of Shares.  The Company shall at all times reserve
                 ----------------------
and keep available out of its authorized and unissued Stock, solely for the purpose of effecting the conversion of the Note, such number of shares of Stock as shall from time to time be sufficient to effect the conversion of the amount of the Note outstanding.

          6.     Events  of  Default.  The  occurrence  of  any of the following
                 -------------------
events shall constitute an Event of Default under this Note (an "Event of Default"):

               (a) the Company defaults in the payment of any principal owing in respect of the Note when the same shall become due; or

               (b) the Company defaults in the payment of any interest owing in respect of the Note when the same shall become due, and such default shall continue for a period of 15 days; or

               (c) the Company (i) makes an assignment for the benefit of creditors, files a petition in bankruptcy, petitions or applies to any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets; (ii) commences any proceedings under any bankruptcy, reorganization, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; (iii) has filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of 60 days or more; or (iv) indicates its consent to, approval of or acquiescence in any such petition, application or proceeding or order of relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its properties or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of 60 days or more.

               If an Event of Default shall occur, (i) the full unpaid principal amount of this Note shall, subject to the terms set forth below, automatically be due and payable without any declaration, notice, presentment, protest or demand of any kind (all of which are hereby waived), and (ii) the unpaid principal balance hereof and on any unpaid interest hereon shall accrue interest at a rate of 18% per annum during the continuance of such Event of Default to the extent permitted by applicable law, until the same shall be paid or until such Event of Default shall be cured.

               No delay or omission on the part of Holder in exercising any right or option given to Holder shall impair such right or option or be considered as a waiver thereof or acquiescence in any default hereunder.

               The Company hereby waives presentment, demand, notice of dishonor and protest and consents to any and all extensions and renewals hereof without notice.

          7.     Governing Law.  This Note shall be governed by and construed in
                 -------------
accordance with the laws of the State of Iowa, without regard to any conflicts of laws statutes or principles.

          8.     Payment  of  Expenses  to  Enforce  Note.  In  the event of any
                 ----------------------------------------
action at law or suit in equity in respect of this Note, the Company, in addition to all other sums which the Company may be required to pay, will pay Holder's costs and expenses, including reasonable attorneys' fees, incurred in connection with such suit or action.

          9.     Rights  and  Liabilities  as  Shareholder.  Except as specified
                 -----------------------------------------
herein or as otherwise agreed by the Company and the Holder, the Holder shall have no rights or liabilities as a shareholder of the Company until and to the extent of the conversion of this Note pursuant to Section 2 of this Note.

                              MURDOCK  COMMUNICATIONS  CORPORATION

                              BY
                                -------------------------------------